UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2008

BOFI HOLDING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51201	33-0867444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12777 High Bluff Drive, #100 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 350-6200

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.02	Termination of a Material Definitive Agreement

On February 23, 2008, Bank of Internet USA, a wholly-owned subsidiary of the registrant, terminated its March 28, 2007 agreement (Website Lease Agreement) with CWI, Inc. to offer loan and deposit products to customers of CWI, Inc. and its affiliates. The registrant filed the Website Lease Agreement as an attachment to its Current Report on Form 8-K on April 2, 2007.

No material payments were made by the Bank of Internet USA to CWI, Inc. under the terms of the Website Lease Agreement and no material future payments will be required in connection with its termination.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOFI Holding, Inc.

By:	/s/ Gregory Garrabrants
Gregory Garrabrants
President and Chief Executive Officer

Date: February 27, 2008